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                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the reference to us under the heading "Experts" in this Registration Statement on Form N-2 of Salomon Brothers Global High Income Fund Inc.






PricewaterhouseCoopers LLP
New York, NY
June 20, 2003